Accuray Incorporated (Nasdaq: ARAY) J.P. Morgan Healthcare Conference Investor Presentation January 15, 2020 Exhibit 99.2

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | © Accuray and/or its affiliates. All rights reserved. Accuray confidential. | AGENDA Accuray’s Inflection Point Line of Sight to Accelerating & Sustainable Revenue and Profit Growth 2.China Unprecedented Growth Catalyst & Accuray’s Differentiated Strategy 3.Accuray’s Differentiated System Platforms Accuray Portfolio For Value-Based Care Summary: Accuray’s Accelerating Growth Drivers

Safe Harbor Statement Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: our growth drivers and strategic priorities; our ability to continue to innovate; our ability to expand the addressable market of our products; our expectations regarding CMS’ proposed Alternative Payment Model as well as reimbursement trends and our ability to capitalize on the same; expectations regarding growth in the radiation therapy market; expectations regarding system revenue contributions from China; expectations related to the market opportunity in China and its ability to grow our business, drive sustainable revenue growth and increase operating leverage; our future results of operations and financial position, including management’s expectations regarding revenue and adjusted EBITDA; expectations regarding new product enhancements, including with respect to Synchrony; expectations regarding product replacement cycle; the success of our current and future products and their impact on our business; our belief that our products offer clinicians and patients significant benefits over other radiation therapy systems in the market; and our expectations regarding order growth and long-term market expansion opportunities. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “may,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: our ability to achieve widespread market acceptance of our products, including new product and software offerings; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to effectively integrate and execute the joint venture; our ability to realize the expected benefits of the joint venture; risks and uncertainties related to future Type A and B license announcements in China; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2019, and as updated periodically with our other filings with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements. Non-GAAP Financial Measures This presentation also contains non-GAAP financial measures. Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results. Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the appendices. There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. © Accuray and/or its affiliates. All rights reserved. Accuray confidential. | FORWARD-LOOKING STATEMENTS This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing

ACCURAY'S INFLECTION POINT

LINE OF SIGHT TO ACCELRATING & SUSTAINABLE REVENUE AND PROFIT GROWTH

P&L Trend



Revenue
$383M
$405M
$419M
$415M (2)
Adj. EBITDA (1)
$20M
$17M
$24M
$22M (2)
Operating Income
($10M)
($4M)
$1M
$5M (3)
FY'17
FY'18
FY'19
FY'20

FY21- FY23 EXPECTED **REVENUE CAGR 8%-12%**

OPERATING LEVERAGE EXPECTED TO DRIVE FASTER PROFIT GROWTH

REVENUE GROWTH DRIVERS

FY21- FY22

50 CHINA TYPE A LICENSES AWARDED PROVIDE HIGH VISIBILITY TO 8%-12% ANNUAL REVENUE GROWTH

FY22 – FY23

EXPECTED LAUNCH OF CHINA JV LINAC (TYPE B) TO DRIVE SUSTAINABLE 8%-12% ANNUAL REVENUE GROWTH

ACCURAY®

(1) Adjusted EBITDA is a non-GAAP financial measure. See the appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.
(2) Represents a mid-point of FY20 Guidance as presented on Q1 earnings release dated October 29, 2019. Prior guidance has not been updated and this is not intended as a reaffirmation of prior guidance.
(3) Expected operating income for Fiscal 2020 as of October 29, 2019.

4

ENHANCED SHAREHOLDER VALUE

ACCELERATING REVENUE GROWTH

8%-12%

Expected Revenue CAGR FY21-23

HIGH RECURRING REVENUE

53%

Recurring Service Revenue for FY2019 as a % of Total FY 2019 Revenue

ORDER GROWTH

>15%(1)

TTM Order Growth

CHINA

~$115M(2)

Expected Incremental System Revenue Contribution From China over 24 to 30 Months starting in Q4'FY20

MARGIN AND PROFIT EXPANSION

Operating Leverage Expected to Drive Faster Operating Income & Adjusted EBITDA Expansion

VALUATION

>75%(3)

EV/Sales Trading Discount to Comparable Group

ACCURAY

(1) Trailing twelve months as of September 30, 2019.
(2) Estimated system revenue value of China Type A licenses granted for Accuray systems as of October 9, 2019.
(3) Data as of January 8, 2020. Refer to Appendix C.

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | 5

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | CHINA: UNPRECEDENTED GROWTH CATALYST China Expected Cancer Incidence 4.3M (2.5x the amount in the U.S.) 12,000 /day China’s lack of access to Radiotherapy: Linac Installed Base by Country Annual New Diagnosed (1) Significant Gap (1) (1) Chen W, et al. Cancer statistics in China, 2015

CHINA QUOTA SYSTEM

OCTOBER 2018 QUOTA ANNOUNCEMENT PROVIDES VISIBILITY ON MARKET OPPORTUNITY

QUOTA TYPE	ACCURAY PRODUCT	ACCURAY SUCCESS RATE
TYPE A "PREMIUM" 188	Radixact ® Tomo HD-A ™ & HD ® CyberKnife ®	50 OUT OF 58(1) 86% of Type A licenses awarded to Accuray systems in the first round
TYPE B "CORE" 1,208	Tomo H ® New JV Linac (2)	TBD

ACCURAY®

(1) Represents the number of China Type A licenses granted for Accuray systems as of October 9, 2019.
(2) Under development and not yet available for sale.

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | 7

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | CHINA JOINT VENTURE ACCURAY’S DIFFERENTIATED STRATEGY JV PARTNER 25% of CIRC shares listed on the Hong Kong Stock exchange; market capitalization of HKD 6.5 billion(1) Controlled by China National Nuclear Corporation (“CNNC”), a central State-Owned Entity (“SOE”) The leading company in the field of isotope and irradiation technology applications in China The largest manufacturer of imaging diagnostic and therapeutic radiopharmaceuticals, UBT kits and analyzers and radioactive source products in China Nationwide sales network covering 31 provinces and more than 10,000 hospitals and other medical institutions Production facilities in 11 locations (1) Market capitalization as of January 6, 2020 “MADE IN CHINA 2025” INITIATIVE MARKET ACCESS UNIQUE POSITIONING EXPANDS TYPE B OPPORTUNITY A locally branded and manufactured product well aligned with local policies Only company in market segment with a local Chinese partner Existing sales infrastructure and access to hospitals Quickly expands China commercial coverage to maximize Type B sales

The Lancet Oncology Commission – “Expanding Global Access to Radiotherapy, Volume 16 September 2015 Edition Radiotherapy in Cancer Care: Facing the Global Challenge, IAEA 2017 *21,800 includes 14,100 expected replacement systems and 7,700 new systems © Accuray and/or its affiliates. All rights reserved. Accuray confidential. | GLOBAL RADIATION THERAPY MARKET GROWING ADDRESSABLE MARKET New Cases Of Cancer Worldwide In 2018 https://www.who.int/news-room/fact-sheets/detail/cancer 18 MILLION Of Cancer Patients Worldwide Would Benefit From Radiation Therapy 50-60% Currently Receive Radiation Therapy 30% Expected Increase In Number Of Patients Receiving Radiation Therapy By 2035 +150% Number Of New Linacs Needed To Meet Expected Demand For Radiation Therapy in 2035 +7,700 Total Number Of Linacs Needed By 2035 21,800*

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | ACCURAYS DIFFERENTIATED PLATFORMS Accuray Develops, Manufactures And Sells Radiation Therapy Systems That Make Cancer Treatments Shorter, Safer, Personalized And More Effective.

CyberKnife® System: Unique Robotic Non-Coplanar Delivery

Submillimeter precision, from head to toe

PRECISE

- **Synchrony** - enables real-time tumor tracking and beam adjustment to continually and efficiently deliver dose to moving targets
- **Robotic** - allows a range of delivery angles with submillimeter precision, enabling safe dose escalation to tumors while minimizing dose to sensitive, surrounding tissue

FAST

- **VOLO** - reduces plan optimization time and delivery time, enabling stereotactic treatments in conventional 15 to 20 minute time slots

ECONOMICAL

- **Efficiency** – Hypofractionation delivers high dose treatments in fewer fractions, benefitting patients, clinical providers, and payors alike

PROVEN

- **Versatility** – supported by years of clinical evidence across a range of stereotactic radiosurgery (SRS) and stereotactic body radiotherapy (SBRT) indications


CyberKnife

ACCURAY®

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | 11

Radixact ®: Versatile Workhorse System

Next Generation TomoTherapy® System

PRECISE

- **Synchrony** - enables real-time tumor tracking and beam adjustment to continually and efficiently deliver dose to moving targets
- **Helical Delivery** - allows selection amongst thousands of tiny beamlets, only those required to paint dose where needed while minimizing dose to normal, healthy tissue

FAST

- **Throughput** – Speed and throughput improvements capable of supporting busiest clinics, while also treating the most challenging cases

ADAPTIVE

- **PreciseART** - measures adherence to original treatment plan objectives, and empowers clinicians to easily make delivery adjustments when required

UPGRADABLE

- **Architecture** – Product design supports easily upgradable innovation additions


Radixact
ACCURAY

200+ Orders since launch

~ 60% Orders Single/Dual Vaults

ACCURAY®

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | 12

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | INSTALLED BASE REPLACEMENT OPPORTUNITY 48% Of installed Accuray systems over 8 years old leading to significant replacement opportunities over coming years AGE 10 Yrs Average trade in age of Accuray systems over last 5 years TRADE-IN AGE 926 Total Accuray systems installed through Sep. 2019 INSTALLED BASE GEOGRAPHIC BREAKDOWN OF PRIMARY REPLACEMENT OPPORTUNITY

ACCURAY POISED TO BENEFIT FROM VALUE-BASED CARE

ACCURAY SYSTEMS DELIVER HYPOFRACTIONATED TREATMENTS SAFELY AND EFFICIENTLY

BREAST, LUNG, PROSTATE PROCEDURES REPRESENT ALMOST 60% OF ALL MEDICARE CLAIMS (1)

SYNCHRONY™

ACCURAY'S SYNCHRONY™ TECHNOLOGY PROVIDES MEANINGFUL BENEFIT FOR ALL 3 OF THESE PROCEDURES

PROSTATE REIMBURSEMENT

BASED ON CURRENT RATE PROPOSAL, PROSTATE TREATMENT LOOKS LIKE THE BIG WINNER IN RATE UPLIFT

CYBERKNIFE®

CYBERKNIFE® IS UNIQUELY POSITIONED FOR PRECISE, EFFICIENT, PROSTATE TREATMENTS

RADIXACT®

ACCURAY'S WORKHORSE PRODUCT IS NOW CAPABLE OF DELIVERING PRECISE HYPOFRACTIONATED TREATMENT WITH SYNCHRONY™

LONG TERM CLINICAL DATA

ACCURAY IS ONLY RT PLAYER WITH DEVICE SPECIFIC, MULTI-CENTER, PROSTATE SBRT CLINICAL DATA WITH LONG TERM FOLLOW UP

ACCURAY®

(1) United States Department of Health and Human Services REPORT TO CONGRESS: Episodic Alternative Payment Model for Radiation Therapy Services November 2017

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | 14

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | CMS PROPOSED APM DRIVES VALUE-BASED CARE ACCURAY PORTFOLIO WELL-POSITIONED TO SUPPORT PROPOSED ALTERNATIVE PAYMENT MODEL (APM) (1) (2) (3) (4) Buyyounouski, M. K., Balter, P., Lewis, B., D’Ambrosio, D. J., Dilling, T. J., Miller, R. C., ... & Konski, A. A. (2010). Stereotactic body radiotherapy for early-stage non-small-cell lung cancer: report of the ASTRO Emerging Technology Committee. International Journal of Radiation Oncology• Biology• Physics, 78(1), 3-10. Freedman, G. M., Anderson, P. R., Goldstein, L. J., Ma, C. M., Li, J., Swaby, R. F., ... & Morrow, M. (2007). Four-week course of radiation for breast cancer using hypofractionated intensity modulated radiation therapy with an incorporated boost. International Journal of Radiation Oncology* Biology* Physics, 68(2), 347-353. Meier, R. M., Bloch, D. A., Cotrutz, C., Beckman, A. C., Henning, G. T., Woodhouse, S. A., . . . Kaplan, I. D. (2018). Multicenter Trial of Stereotactic Body Radiation Therapy for Low- and Intermediate-Risk Prostate Cancer: Survival and Toxicity Endpoints. International Journal of Radiation Oncology*Biology*Physics,102(2), 296-303. doi:10.1016/j.ijrobp.2018.05.040. Shaikh, T., Li, T., Handorf, E. A., Johnson, M. E., Wang, L. S., Hallman, M. A., ... & Chen, D. (2017). Long-term patient-reported outcomes from a phase 3 randomized prospective trial of conventional versus hypofractionated radiation therapy for localized prostate cancer. International Journal of Radiation Oncology* Biology* Physics, 97(4), 722-731.

ACCURAY SYNCHRONY COMPETITIVE ADVANTAGE SUPPORTS VALUE-BASED CARE Only solution for true motion tracking (bringing the beam to the tumor) Enables tighter dosing margins, minimizing dose to healthy tissues and OAR Accurate, precise and efficient “Synchrony is the major advantage Accuray has over competing systems especially in the treatment of moving targets...” Jonathan Haas NYU Winthrop Synchrony for Radixact System introduced at ASTRO 2019

CyberKnife allows patients to receive higher dose and shorter treatment regimens with lowered risk of greater toxicity or incidence of side effects Level 1 evidence study designed to determine non-inferiority of ultra-hypofractionated SBRT over conventionally fractionated or moderately hypofractionated radiotherapy in the treatment of low- and intermediate-risk prostate cancer Included 874 patients from 37 centers in 3 countries First demonstration that 5-fraction SBRT prostate treatment for low- and intermediate-risk cancer is as safe as the standard of care Preliminary data show SBRT treatments on CyberKnife resulted in statistically significantly fewer grade 2 and higher acute urinary toxicity than on conventional linac – 12.4% vs 30.6% (a 2.5-fold difference) © Accuray and/or its affiliates. All rights reserved. Accuray confidential. | CYBERKNIFE PROSTATE STUDY THE PACE-B TRIAL: ACCUTE TOXICITY RESULTS Disclaimer: This presentation includes summaries of “Intensity-modulated fractionated radiotherapy versus stereotactic body radiotherapy for prostate cancer (PACE-B): acute toxicity findings from an international, randomised, open-label, phase 3, non-inferiority trial". Such summaries do not purport to be complete and are subject to, and qualified in their entirety by, reference to the text of “Intensity-modulated fractionated radiotherapy versus stereotactic body radiotherapy for prostate cancer (PACE-B): acute toxicity findings from an international, randomised, open-label, phase 3, non-inferiority trial". Such summaries are given as of September 23rd, 2019 and we undertake no obligation to update for any changes subsequent to such date. The Lancet Oncology, September 17, 2019; “Intensity-modulated fractionated radiotherapy versus stereotactic body radiotherapy for prostate cancer (PACE-B): acute toxicity findings from an international, randomised, open-label, phase 3, non-inferiority trial” Douglas H Brand*, Alison C Tree*, Peter Ostler, Hans van der Voet, Andrew Loblaw, William Chu, Daniel Ford, Shaun Tolan, Suneil Jain, Alexander Martin, John Staffurth, Philip Camilleri, Kiran Kancherla, John Frew, Andrew Chan, Ian S Dayes, Daniel Henderson, Stephanie Brown, Clare Cruickshank, Stephanie Burnett, Aileen Duffton, Clare Griffin, Victoria Hinder, Kirsty Morrison, Olivia Naismith, Emma Hall, Nicholas van As, on behalf of the PACE Trial Investigators

SUMMARY: ACCURAY'S ACCELERATING GROWTH DRIVERS

CHINA + **VALUE-BASED CARE** + **REPLACEMENT CYCLE** = **A LINE OF SIGHT TO 8%-12% REVENUE CAGR FOR FY21-FY23**

CHINA

- Significantly underserved market for radiation therapy with high growth expected over the next 10-15 years
- Accuray has the right product portfolio for China: Accuray systems named in 50 out of 58 Type A licenses awarded in October 2019
- Highly differentiated strategy with a local JV partner to capitalize on Type B system opportunity

VALUE-BASED CARE

- CMS Proposed Alternative Payment Model (RO-APM) will drive SBRT and hypofractionated treatment
- Accuray portfolio safely and efficiently delivers hypofractionation for the value-based care environment
- Accuray is the only RT solution provider with device specific clinical data

REPLACEMENT CYCLE

- Aging installed base creates above average replacement cycle cadence over the next 36 months
- 48% of existing installed base is over 8 years old with typical replacement cycles occurring around 10 years

A LINE OF SIGHT TO 8%-12% REVENUE CAGR FOR FY21-FY23

↓

MARGIN & CASH FLOW EXPANSION

ACCURAY HAS NEVER BEEN BETTER POSITIONED!!

ACCURAY®

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | 18

APPENDIX

APPENDIX A Reconciliation of GAAP Net Loss to Adjusted EBITDA (FY’20 Guidance) © Accuray and/or its affiliates. All rights reserved. Accuray confidential. | Numbers in 000’s FY20 Guidance Mid-Point GAAP Net Loss $ (15,500) Depreciation and Amortization (a) 7,600 Stock-based Comp 12,100 Interest Expense, Net (b) 15,400 Provision for Income Taxes 1,900 Adjusted EBITDA $ 21,500 Consists of depreciation, primarily on property and equipment as well as amortization of intangibles. Consists primarily of interest expense associated with our outstanding debt.

APPENDIX B Reconciliation of GAAP Net Loss to Adjusted EBITDA (FY’17 – FY’19) © Accuray and/or its affiliates. All rights reserved. Accuray confidential. | Numbers in 000’s FY’17 FY’18 FY’19 GAAP Net Loss $ (29,579) $ (23,899) $ (16,430) Depreciation and Amortization (a) 18,041 9,732 8,266 Stock-based Comp 13,629 12,288 10,601 Impairment charge (b) - - 3,707 Cost initiative (c) - - 1,509 Gain on lease termination (d) - - (1,007) Interest Expense, Net (e) 17,260 18,088 15,015 Provision for Income Taxes 1,038 878 2,086 Adjusted EBITDA $ 20,389 $ 17,087 $ 23,747 Consists of depreciation, primarily on property and equipment as well as amortization of intangibles. Consists of a one-time accounts receivable impairment charge related to one customer recorded in the first quarter of 2019. Consists of costs associated with a staff reduction recorded in the second and fourth quarters of 2019. Consists of non-cash reversal of deferred rent related to a facility lease that was terminated. Consists primarily of interest expense associated with our outstanding debt.

© Accuray and/or its affiliates. All rights reserved. Accuray confidential. | APPENDIX C EV/Sales Trading Discount to Comparable Group As of January 8, 2020 Ticker Company Stock Price Shares Outstanding Market Cap Cash Debt Enterprise Value SALES (TTM) EV/SALES (TTM) ARAY Accuray Incorporated $2.65 89 $236 $87 $188 $338 $413 0.82 Ticker Company Stock Price Shares Outstanding Market Cap Cash Debt Enterprise Value SALES (TTM) EV/SALES (TTM) VAR Varian Medical Systems, Inc. $146.00 91 $13,271 $531 $410 $13,150 $3,225 4.08 VRAY ViewRay, Inc. $3.81 147 $561 $242 $55 $375 $92 4.07 EKTAY Elekta $12.31 382 $4,703 $315 $325 $4,713 $1,485 3.17 Peer Group Average 3.77 Discount to Radiation Therapy Peer Group -78.31%